                     SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549
                           -------------------------

                               AMENDMENT NO. 1
                                    TO

                                  FORM 8-A

                    FOR REGISTRATION OF CERTAIN CLASSES OF
                 SECURITIES PURSUANT TO SECTION 12(b) OR (g) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                     North Carolina Natural Gas Corporation
             (Exact name of registrant as specified in its charter)


    Delaware                                           56-0646235
------------------                              -----------------------
(State of Incorporation                            (IRS Employer
or organization)                                    Identification No.)


               150 Rowan Street, Fayetteville, North Carolina  28301
               ------------------------------------------------------
                   (Address of principal executive offices)
                                    (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                          Name of each exchange on which
to be so registered                          each class if to be registered
-------------------                          ------------------------------


    Common Stock                                New York Stock Exchange
    Purchase Rights



If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [X].


                   Index to Exhibits Appears on Page 7

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                           SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to the Form 8-a registration statement to be signed on its behalf by the undersigned, thereto duly authorized.




                            NORTH CAROLINA NATURAL GAS CORPORATION


                            By:   /s/ Calvin B. Wells
                                  -------------------------------
                                  Calvin B. Wells, President


                            Date: November 7, 1997
                                  -------------------------------